UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

June 3, 2005

(Date of earliest event reported)

SPECTRUM BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

Following the completion of its acquisition of United Industries Corporation (“United”) on February 7, 2005, Rayovac Corporation (now Spectrum Brands, Inc.) (“Rayovac” or the “Company”) filed certain financial information relating to United. Additional information regarding the acquisition can be found in Rayovac’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2005 and in the amendment thereto on Form 8-K/A filed with the SEC on April 19, 2005.

Attached hereto as exhibit 99.1, and incorporated herein by reference, is unaudited pro forma consolidated financial information of Rayovac for the six month period ended April 3, 2005.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Unaudited pro forma consolidated financial information of Rayovac Corporation for the six month period ended April 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2005	SPECTRUM BRANDS, INC. By: /s/ Randall J. Steward Name: Randall J. Steward Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Unaudited pro forma consolidated financial information of Rayovac Corporation for the six month period ended April 3, 2005.